UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           August 1, 2001
                                                 -------------------------------

                      Krupp Realty Limited Partnership - IV
--------------------------------------------------------------------------------

    Massachusetts                     0-11987                  04-2772783
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission              (IRS employer
incorporation or organization)      file number)             identification no.)


One Beacon Street, Boston, Massachusetts                               02108
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (617) 523-7722
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

          Disposition of Fenland Field Apartments

          On  July  27,  2001,   Krupp  Realty   Limited   Partnership-IV   (the
          "Partnership") entered into a Stock Purchase Agreement to sell its interest in Fenland Field Apartments, a 234-unit multi-family apartment community located in Columbia, Maryland, to Home Properties of NY, LP, an unaffiliated party. The transaction was consummated August 1, 2001 for consideration of $14,500,000, less repayment of the existing mortgage note and closing costs.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

          The following documents are filed as part of this Form 8-K.

     (a)  Financial Statements of Business Acquired

               Not applicable

     (b)  Pro Forma Financial Information

               See "Pro Forma Financial Statements" attached to this Form 8-K.

     (c)  Exhibits

          Exhibit 2.1 Stock Purchase  Agreement dated July 27, 2001 by and among
                      Fentil, Inc., Krupp Realty Limited Partnership - IV and Home Properties of New York, L.P.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   Krupp Realty Limited Partnership - IV
                                   --------------------------------------------
                                         (Registrant)

                          By:      /s/ David C. Quade
                                   --------------------------------------------
                                   David C. Quade
                                   Treasurer and Chief Accounting Officer of the
                                    Krupp Corporation, a General Partner


August 6, 2001

                         PRO FORMA FINANCIAL INFORMATION

On August 1, 2001, Krupp Realty Limited Partnership-IV (the "Partnership") sold its entire interest in Fentil, Inc., the record owner of Fenland Field
Apartments ("Fenland Field"), to Home Properties of New York, L.P., an unaffiliated party, for consideration of $14,500,000.

The Partnership has presented in this Form 8-K, a Pro Forma Consolidated Balance Sheet at December 31, 2000 and Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2001 and the year ended December 31, 2000 to give effect to the sale. See Note 1 to the Pro Forma Consolidated Financial Statements for further discussion of this matter.

In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Partnership would have been for the periods, nor does it purport to represent the Partnership's results of operations for future periods.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2001

                                   (Unaudited)


                                     ASSETS


                                    As Reported
                                    On Form 10-Q   Fenland Field
                                        at         Pro Forma      Pro Forma
                                   June 30, 2001   Adjustments    June 30, 2001
                                     (Note 1)        (Note 1)       (Note 1)
                                   -------------   -------------  -------------

Multi-family apartment communities,
  net of accumulated depreciation  $   9,536,020   $  (2,262,689) $   7,273,331
Cash and cash equivalents              1,003,837         (35,555)       968,282
Real estate tax escrows                  540,702        (186,232)       354,470
Prepaid expenses and other assets        136,110         (88,455)        47,655
Investment in securities                  95,516            -            95,516
Deferred expense, net of
  accumulated amortization                22,938          (3,235)        19,703
                                   -------------   -------------  -------------

    Total assets                   $  11,335,123   $  (2,576,166) $   8,758,957
                                   =============   =============  =============


                       LIABILITIES AND PARTNERS' DEFICIT

Liabilities:
  Mortgage notes payable           $  16,048,491   $  (3,638,185) $  12,410,306
  Due to affiliates                       38,789          (4,879)        33,910
  Other Liabilities                      922,000        (172,992)       749,008
                                   -------------   -------------  -------------

    Total liabilities                 17,009,280      (3,816,056)    13,193,224

Partners' deficit                     (5,674,157)      1,239,890     (4,434,267)
                                   -------------   -------------  -------------

    Total liabilities and partners'
      deficit                      $  11,335,123   $  (2,576,166) $   8,758,957
                                   =============   =============  =============














                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2001

                                   (Unaudited)


                             As Reported
                             on Form 10-Q
                             for the Six     Fenland Field   Pro Forma for the
                             Months Ended      Pro Forma     Sixth Months Ended
                             June 30, 2001    Adjustments      June 30, 2001
                               (Note 1)         (Note 1)         (Note 1)
                             -------------   -------------   ------------------

Revenue:
  Rental                     $   3,645,187   $  (1,128,924)  $        2,516,263
  Other income                      28,719          (2,465)              26,254
                             -------------   -------------   ------------------
    Total revenue                3,673,906      (1,131,389)           2,542,517
                             -------------   -------------   ------------------

Expenses:
  Operating                        993,860        (266,528)             727,332
  Maintenance                      273,418        (104,441)             168,977
  Real estate taxes                379,314         (71,211)             308,103
  Management fees                  153,669         (52,669)             101,000
  General and administrative       194,898            -                 194,898
  Depreciation and
    amortization                   814,295        (212,937)             601,358
  Interest                         750,192        (173,906)             576,286
                             -------------   -------------   ------------------

    Total expenses               3,559,646        (881,692)           2,677,954
                             -------------   -------------   ------------------

Income (loss) before minority
  interest                         114,260        (249,697)            (135,437)

Minority interest                   (1,451)           -                  (1,451)
                             -------------   -------------   ------------------

Net income (loss)            $     112,809   $    (249,697)  $         (136,888)
                             =============   =============   ==================


















                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

                                   (Unaudited)


                              As Reported
                             on Form 10-K
                               for the
                              Year Ended     Fenland Field       Pro Forma
                             December 31,      Pro Forma     for the Year Ended
                                 2000         Adjustments     December 31, 2000
                               (Note 1)         (Note 1)          (Note 1)
                             -------------   -------------   ------------------

Revenue:
  Rental                     $   7,213,565   $  (2,132,922)  $        5,080,643
  Other income                      77,044          (5,600)              71,444
                             -------------   -------------   ------------------
    Total revenue                7,290,609      (2,138,522)           5,152,087
                             -------------   -------------   ------------------

Expenses:
  Operating                      1,846,098        (478,146)           1,367,952
  Maintenance                      557,813        (234,844)             322,969
  Real estate taxes                816,275        (161,188)             655,087
  Management fees                  291,677         (95,239)             196,438
  General and administrative       222,339            -                 222,339
  Depreciation and
    amortization                 1,676,566        (407,497)           1,269,069
  Interest                       1,543,174        (361,673)            1,81,501
                             -------------   -------------   ------------------

    Total expenses               6,953,942      (1,738,587)           5,215,355
                             -------------   -------------   ------------------

Income (loss) before minority
  interest                         336,667        (399,935)             (63,268)

Minority interest                   (2,682)           -                  (2,682)
                             -------------   -------------   ------------------

Net income (loss)            $     333,985     $  (399,935)  $          (65,950)
                             =============   =============   ==================



















                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1)  Basis of Presentation

     The Pro Forma Balance Sheet at June 30, 2001 is based on the historical consolidated Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended June 30, 2001. The Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma Consolidated Balance Sheet at June 30, 2001 reflects the balance sheet as if the sale had occurred prior to June 30, 2001.

     The Pro Forma consolidated Statement of Operations for the six months ended June 30, 2001 is based on the historical Consolidated Statement of Operations of the Partnership as reported on Form 10-Q for the six months ended June 30, 2001. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 is based on the historical Consolidated Statement of Operations for the Partnership as presented in the annual report of Form 10-K for the year ended December 31, 2000. The Pro Forma adjustments represent Fenland Field's net income for the respective period presented. The Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2001 and for the year ended December 31, 2000 reflect the results of operations of the Partnership as if the Partnership had sold Fenland Field prior to January 1, 2000. The Pro Forma Consolidated
     Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

                                  EXHIBIT INDEX


Exhibit No.                         Description
----------                      -------------------

   2.1 Stock Purchase Agreement dated July 27, 2001 by and among Fentil, Inc., Krupp Realty Limited Partnership - IV and Home Properties of New York, L.P.




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